                               POWER OF ATTORNEY
                               -----------------



The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1996, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

     1.  to sign such Annual Report on Form 10-K
         and any subsequent amendment thereto,
         and any and all other amendments or
         documents related thereto which any of
         said attorneys in fact, in his discretion, may deem necessary or proper; and

     2.  to perform every other act which any of
         said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.


DATED:   March 24, 1997
      ----------------------------
                                          /s/ Benjamin A. Currier
                                     -----------------------------------
                                            Benjamin A. Currier

                               POWER OF ATTORNEY
                               -----------------


The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1996, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

     1.  to sign such Annual Report on Form 10-K
         and any subsequent amendment thereto,
         and any and all other amendments or
         documents related thereto which any of
         said attorneys in fact, in his discretion, may deem necessary or proper; and

     2.  to perform every other act which any of
         said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.



DATED:   March 25, 1997
      ----------------------------
                                            /s/ G. Earle Wight
                                     -----------------------------------
                                              G. Earle Wight

                               POWER OF ATTORNEY
                               -----------------


The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1996, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

     1.  to sign such Annual Report on Form 10-K
         and any subsequent amendment thereto,
         and any and all other amendments or
         documents related thereto which any of
         said attorneys in fact, in his discretion, may deem necessary or proper; and

     2.  to perform every other act which any of
         said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.



DATED:   March 18, 1997
      ----------------------------
                                          /s/ Kenneth R. Rossano
                                     -----------------------------------
                                             Kenneth R. Rossano

                               POWER OF ATTORNEY
                               -----------------


The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1996, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

     1.  to sign such Annual Report on Form 10-K
         and any subsequent amendment thereto,
         and any and all other amendments or
         documents related thereto which any of
         said attorneys in fact, in his discretion, may deem necessary or proper; and

     2.  to perform every other act which any of
         said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.


DATED:   March 20, 1997
      ----------------------------
                                          /s/ John E. Nolan, Jr.
                                     -----------------------------------
                                             John E. Nolan, Jr.

                               POWER OF ATTORNEY
                               -----------------


The undersigned Director of Hooper Holmes, Inc., a New York corporation (the "Company"), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1996, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorney in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

     1.  to sign such Annual Report on Form 10-K
         and any subsequent amendment thereto,
         and any and all other amendments or
         documents related thereto which any of
         said attorneys in fact, in his discretion, may deem necessary or proper; and

     2.  to perform every other act which any of
         said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.


DATED:   March 20, 1997
      ----------------------------
                                           /s/ Quentin J. Kennedy
                                     -----------------------------------
                                             Quentin J. Kennedy